Exhibit 10.2

May 19, 2026

REVOLVING CREDIT NOTE

FOR VALUE RECEIVED, KOIL ENERGY SOLUTIONS, INC., a Nevada corporation, and KOIL ENERGY SOLUTIONS, INC., a Delaware corporation (together and jointly and severally, the “Borrower”), hereby promise to pay to NFUSION CAPITAL FINANCE, LLC (including its successors and assigns, the “Lender”), in accordance with the provisions of the Loan Agreement (as defined below), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Loan and Security Agreement, dated as of May 19, 2026 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Loan Agreement”), by and among the Borrower and Lender. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings provided for such terms in the Loan Agreement.

The Borrower hereby promises to pay interest on the unpaid principal amount of each Loan, from, and including, the date on which such Loan is made until the principal amount of such Loan is paid in full, at such interest rates and at such times as provided in the Loan Agreement. All payments of principal and interest shall be made to Lender, in immediately available funds. If any amount is not paid in full when due, such unpaid amount shall bear interest, to be paid upon demand, from, and including, the due date thereof until the date of actual payment (and before as well as after judgment), computed at the Default Rate as set forth in the Loan Agreement.

This Note is entitled to the benefits of the Loan Agreement, and may only be prepaid, in whole or in part, in accordance with and subject to the terms and conditions provided therein. Upon the occurrence and during the continuance of one (1) or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement. Loans made by the Lender shall be evidenced by one (1) or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans, and payments with respect thereto.

This Note is secured by the Collateral as more particularly described in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of the nature and extent of the security interest granted thereunder, the rights of the Lender with respect to the Collateral, and the terms and conditions upon which such security interest may be enforced.

The Borrower hereby waives (i) diligence, presentment, protest and demand, and notice of protest, demand, dishonor and non-payment, of this Note; (ii) all rights to discharge under § 3.605 of the Texas Business and Commerce Code, as amended from time to time, and the corresponding provisions of any other state or federal laws; and (iii) all claims against Lender and all defenses based on suretyship or impairment of collateral, including any rights or defenses any obligor may have pursuant to Rule 31 or Rule 32 of the Texas Rules of Civil Procedure, § 17.001 and Chapter 43 of the Texas Civil Practice and Remedies Code, as amended from time to time.

THIS NOTE AND ANY CLAIMS, CONTROVERSIES, DISPUTES AND/OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS NOTE, AND/OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

Delivery of an executed signature page of this Note by fax transmission or other electronic mail transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed original signature page of this Note.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its below duly authorized officer as of the day and year first written above.

BORROWER:	Koil Energy Solutions, Inc., a Nevada corporation

By: /s/ Erik Wiik
Name: Erik Wiik
Title: Chief Executive Officer

BORROWER:	Koil Energy Solutions, Inc., a Delaware corporation

By: /s/ Erik Wiik
Name: Erik Wiik
Title: Authorized Representative

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